ANNUAL
REPORT
November 30, 1998

                                   OAK RIDGE
                                     GROWTH
                                      FUND

Shareholder Services
1(800) 407-7298

OAK RIDGE INVESTMENTS, LLC
Investment Adviser

OAK RIDGE GROWTH FUND

LETTER TO SHAREHOLDERS
NOVEMBER 1998

Dear Shareholder:

  The Oak Ridge Growth Fund finished a highly volatile fiscal year by recovering much of its losses, ending the twelve months down 9.8% for class A shares on a no-load basis. The Russell 2000 benchmark of comparable stocks was off 6.6% for the same period.

  It should now be apparent to Oak Ridge Growth Fund shareholders that there is a significant difference between those stocks consistent with their fund's objectives and the Dow Industrials and S&P 500. Small cap stocks have historically outperformed large companies due to better long-term growth prospects. Over the past ten years, one hundred fold returns have been generated on previous small cap companies such as Cisco Systems, Dell Computer and Worldcom. Yet despite their superior potential, the stocks comprising the Russell 2000 index have underperformed the S&P 500 for each of the past 5 years, and trade at approximately 18 times 1999 earnings, while the S&P 500 is valued at over 30 times likely 1999 profits.

  While frustrating to many small cap investors, it is easy to understand why this phenomenon has prevailed to such historic proportions. Continued global uncertainty has created substantial demand for U.S. securities, typically government bonds and large-cap stocks. Low interest rates have increased the flow of 401k plans and large pension assets into stocks, with the majority buying index funds and blue chip equity names. Many fund managers, pressured to perform and faced with larger pools to invest, have abandoned smaller names.

  The resulting disparity has created an exceptional buying opportunity for many small companies' shares. This value will either be recognized by investors, or large companies, who will find it challenging to grow in a difficult global environment and will likely accelerate the pace of small cap acquisitions. A company such as Lucent Technologies trades at over 40 times fiscal 1999 earnings, and can use its stock as inexpensive currency to make several strategic acquisitions that would be immediately accretive to earnings.

  The Oak Ridge Growth Fund has increased exposure in fast growing technology stocks and certain healthcare companies with favorable demographics and industry trends. The fall market selloff created an opportunity to participate in these fast growing sectors at unusually low earnings multiples. The ensuing recovery has not lifted these stocks to fair value, given their 5 year earnings outlook, and they look particularly cheap compared to their large-cap equivalents.

  The only small stocks attracting significant attention are those creating Internet hype, regardless of reality. The Internet is not a fad, and bellweather companies such as Amazon.com and Yahoo have excellent business plans for long-term survival. However, with market caps in excess of $10 billion, their valuations are unjustifiable, far exceeding those of the biotech industry at their 1991 peak. Unlike a biotech concern, which can experience years of clinical trials for a promising product many years in the future, an Internet business must show quarterly growth. With little institutional sponsorship, this group is the ultimate example of speculative excess in the market.

  Neither the Dow's effort to reach 10,000, nor the spectacle of President Clinton's ongoing play on words will be the story of 1999. The countdown is on for the year 2000. It is nearly impossible to believe that the world will shut down completely, but stories of such frightening prospects should dominate the media. A more likely scenario is that somewhat disruptive glitches will occur, having a greater impact on opportunistic legal departments than posing a meaningful threat to society. As a result of worldwide preparation, a technologically advanced global economy will emerge with the new millennium.

  The new Euro currency symbolizes the commitment to global unity in the financial markets. There will likely be an acceleration of blockbuster mergers such as Daimler Benz and Chrysler in 1999. The stability of the U.S. currency and financial markets in an uncertain world bodes well for stock prices, but suggests that foreign investing will provide little shelter from the normal corrections in U.S. share prices.

  True small cap stocks in less exciting but profitable businesses should enjoy better relative performance this year. Interest rates will likely remain low, allowing for continued new commitment to equity markets. Large stocks experiencing poor earnings results, will find little support at historically high multiples. Either investor attention will turn to smaller stocks or large stocks will aggressively acquire small companies at less than 2/3 their P/E with more than twice the growth prospects. The patient investor will ultimately be rewarded.

  We appreciate your confidence through a rather challenging period. While relative performance to our peer group has been good, it has paled in comparison to the S&P 500. It is illogical to expect slow growing leaders to continue to expand their record high P/E ratios. The Oak Ridge Growth Fund is well positioned to capitalize on the long anticipated success of the small cap market.

  Sincerely,

/s/ David M. Klaskin

David M. Klaskin
Chairman


                        Average Annual Total Return*<F1>
                     For the period ended November 30, 1998
                                                                      Since
                                                    One Year     Inception**<F2>
Oak Ridge Growth Fund - Class A (no load)             (9.8)%          15.2%
Oak Ridge Growth Fund - Class A (load)               (13.7)%          14.2%
Oak Ridge Growth Fund - Class C                      (10.4)%          14.9%

     *<F1>  Periods less than a year are not annualized.
    **<F2> Class A - January 3, 1994 inception. Class C - March 1, 1997 inception.

            Oak Ridge         Oak Ridge
           Growth Fund -     Growth Fund -      S&P 500        Russell
date    Class A - No Load   Class A - Load    Stock Index    2000 Index
1/94          10,000            10,000           10,000         10,000
2/94          10,870            10,870           10,059         10,276
5/94          10,160            10,160            9,904          9,682
11/94         10,480            10,480            9,984          9,562
5/95          11,121            11,121           11,904         10,679
11/95         14,360            14,360           13,677         12,286
5/96          17,485            16,737           15,289         14,512
11/96         17,359            16,616           17,488         14,315
5/97          18,848            18,042           19,788         15,523
11/97         22,218            21,268           22,475         17,665
5/98          23,858            22,837           25,859         18,821
11/98         20,038            19,181           27,791         16,496


This chart assumes an initial gross investment of $10,000 made upon inception. Returns shown include the reinvestment of all dividends. For Class A shares, a 4.25% maximum sales load took effect January 1, 1996. The load performance for Class A has been restated to reflect the impact of the sales load as if the sales load had been imposed since inception. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursements and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Russell 2000 Index - A stock market index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.


OAK RIDGE GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1998

  NUMBER OF
   SHARES                                                        VALUE
 ----------                                                     ------
COMMON STOCK -- 96.15%
             BANKING -- 3.74%
    10,000   Astoria Financial Corporation                    $  450,000
     3,500   Kankakee Bancorp, Inc.                               91,438
                                                              ----------
                                                                 541,438
                                                              ----------
             BUSINESS SERVICE -- 0.93%
    15,000   Access Worldwide, Inc.*<F3>                         135,000
                                                              ----------
             CHEMICALS -- 3.85%
    13,000   Cambrex Corporation                                 364,000
    10,000   Crompton & Knowles Corporation                      193,750
                                                              ----------
                                                                 557,750
                                                              ----------
             COMMERCIAL SERVICES -- 2.61%
    12,000   F.Y.I. Incorporated*<F3>                            378,000
                                                              ----------
             COMMUNICATIONS -- 7.30%
     6,200   Comverse Technology, Inc.*<F3>                      356,500
     9,000   Superior TeleCom, Inc.                              391,500
    11,000   Univision Communications, Inc.*<F3>                 308,000
                                                              ----------
                                                               1,056,000
                                                              ----------
             COMPUTERS -- NETWORKING -- 1.39%
    10,000   Comdisco, Inc.                                      182,500
    15,000   Data Systems Network Corporation*<F3>                19,219
                                                              ----------
                                                                 201,719
                                                              ----------
             COMPUTERS -- PERIPHERAL -- 2.69%
     9,400   American Power Conversion
               Corporation*<F3>                                  388,925
                                                              ----------
             COMPUTERS -- SOFTWARE -- 5.49%
     7,500   Compuware Corporation*<F3>                          466,875
     4,777   Sterling Commerce, Inc.*<F3>                        173,166
     6,000   Sterling Software, Inc.*<F3>                        154,500
                                                              ----------
                                                                 794,541
                                                              ----------
             DEFENSE ELECTRONICS -- 3.16%
     6,000   Alliant Techsystems, Inc.*<F3>                      457,125
                                                              ----------
             DRUGS & MEDICAL -- 13.59%
     3,000   Boron, LePore & Associates, Inc. *<F3>               92,250
    11,000   Express Scripts, Inc. *<F3>                         605,000
    11,000   Mylan Laboratories, Inc.                            365,062
    12,000   Shire Pharmaceuticals Group PLC*<F3>                264,000
     4,800   Waters Corporation*<F3>                             370,200
     5,000   Watson Pharmaceuticals, Inc.*<F3>                   269,375
                                                              ----------
                                                               1,965,887
                                                              ----------
             ELECTRONICS -- 4.22%
     7,500   Sanmina Corporation*<F3>                            373,594
    22,000   Universal Electronics, Inc.*<F3>                    236,500
                                                              ----------
                                                                 610,094
                                                              ----------
             ENTERTAINMENT & LEISURE -- 1.60%
    16,000   Racing Champions Corporation*<F3>                   232,000
                                                              ----------
             ENVIRONMENTAL SERVICES/
             POLLUTION CONTROL -- 7.26%
    21,000   EarthCare Company*<F3>                              322,875
     6,000   Newpark Resources, Inc.*<F3>                         44,250
    20,000   Republic Services, Inc.*<F3>                        372,500
    14,062   United States Filter Corporation*<F3>               311,122
                                                              ----------
                                                               1,050,747
                                                              ----------
             FINANCIAL SERVICES -- 4.27%
    14,000   Legg Mason, Inc.                                    417,375
    10,000   Oak Hill Financial, Inc.                            200,000
                                                              ----------
                                                                 617,375
                                                              ----------
             HEALTH CARE EQUIPMENT &
               SUPPLIES -- 0.70%
     8,000   Coherent, Inc.*<F3>                                 101,000
                                                              ----------
             HOSPITALS & HEALTH CARE -- 5.21%
    15,000   America Service Group, Inc. *<F3>                   148,125
    20,000   Mariner Post-Acute Network, Inc.*<F3>                86,250
    20,000   United Payors &
               United Providers, Inc. *<F3>                      520,000
                                                              ----------
                                                                 754,375
                                                              ----------
             HOUSEHOLD PRODUCTS -- 1.60%
     8,500   Nortek, Inc.*<F3>                                   232,156
                                                              ----------
             INFORMATION MANAGEMENT
               SERVICES -- 1.93%
     3,500   Convergys Corporation*<F3>                           64,094
    25,000   TeleSpectrum Worldwide, Inc.*<F3>                   215,625
                                                              ----------
                                                                 279,719
                                                              ----------
             INSURANCE COMPANIES -- 3.25%
    10,000   ReliaStar Financial Corporation                     470,000
                                                              ----------
             INVESTMENT COMPANIES -- 2.00%
    13,000   Pilgrim America Capital Corporation*<F3>            289,250
                                                              ----------
             METAL - DIVERSIFIED -- 0.91%
    10,000   Lindberg Corporation                                131,875
                                                              ----------
             MISCELLANEOUS -- 10.70%
    10,000   Aviation Sales Company*<F3>                         370,000
    14,000   Building One Services Corporation*<F3>              238,000
    13,300   Personnel Group of America, Inc.*<F3>               219,450
    12,000   RCM Technologies, Inc.*<F3>                         217,500
    11,000   Thomas Group, Inc. *<F3>                            110,000
    15,000   United Rentals, Inc.*<F3>                           393,750
                                                              ----------
                                                               1,548,700
                                                              ----------
             RETAIL - DISCOUNT -- 2.66%
    10,000   BJ's Wholesale Club, Inc.*<F3>                      385,625
                                                              ----------
             RETAIL - DRUGS -- 2.22%
     8,000   Duane Reade, Inc.*<F3>                              321,000
                                                              ----------
             UTILITIES -- 1.41%
     6,500   Calenergy Company, Inc.*<F3>                        203,531
                                                              ----------
             WHOLESALE -- 1.46%
     5,000   Insight Enterprises, Inc.*<F3>                      210,625
                                                              ----------
             Total Common Stock
               (cost $12,211,698)                             13,914,457
                                                              ----------
 PRINCIPAL
   AMOUNT
 ---------
             SHORT-TERM INVESTMENTS -- 7.19%
             VARIABLE RATE DEMAND NOTES -- 7.19%
  $240,729   American Family                                     240,729
   488,070   General Mills, Inc.                                 488,070
    61,086   Pitney Bowes, Inc.                                   61,086
   250,445   Warner-Lambert Co.                                  250,445
                                                              ----------
             Total Short-Term Investments
               (cost $1,040,330)                               1,040,330
                                                              ----------
             Total Investments -- 103.34%
               (cost $13,252,028)                             14,954,787
                                                              ----------
             Liabilities, less
               Other Assets -- (3.34%)                          (483,558)
                                                              ----------
             NET ASSETS -- 100.00%                           $14,471,229
                                                              ----------
                                                              ----------
  *<F3> Non-income producing security

                     See Notes to the Financial Statements.

OAK RIDGE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998
ASSETS:
  Investments, at market value (cost $13,252,028)                 $14,954,787
  Receivable for capital shares sold                                  247,463
  Receivable from Adviser                                               8,794
  Interest and dividends receivable                                     7,946
  Prepaid expenses                                                      3,705
  Organizational expenses, net of accumulated amortization                601
                                                                  -----------
  Total Assets                                                     15,223,296
                                                                  -----------
LIABILITIES:
  Payable for securities purchased                                    664,283
  Payable for 12b-1 fees                                                6,305
  Payable for capital shares purchased                                  3,864
  Payable for service fees                                                429
  Accrued other expenses                                               77,186
                                                                  -----------
  Total Liabilities                                                   752,067
                                                                  -----------
NET ASSETS                                                        $14,471,229
                                                                  -----------
                                                                  -----------
NET ASSETS CONSIST OF:
  Capital stock                                                   $     8,659
  Paid-in-capital in excess of par                                 12,729,216
  Undistributed net realized gain on investments                       30,595
  Net unrealized appreciation on investments                        1,702,759
                                                                  -----------
  Net Assets                                                      $14,471,229
                                                                  -----------
                                                                  -----------
CLASS A:
  Net assets                                                      $13,215,299
  Shares authorized ($.01 par value)                               50,000,000
  Shares issued and outstanding                                       789,952
  Net asset value and redemption price per share                       $16.73
                                                                       ------
                                                                       ------
  Maximum offering price per share                                     $17.47
                                                                       ------
                                                                       ------
CLASS C:
  Net assets                                                      $ 1,255,930
  Shares authorized ($.01 par value)                               50,000,000
  Shares issued and outstanding                                        75,916
  Net asset value, redemption price and offering price per share       $16.54
                                                                       ------
                                                                       ------

                     See Notes to the Financial Statements.

OAK RIDGE GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME:
  Interest                                                         $   57,334
  Dividends                                                            45,752
                                                                   ----------
                                                                      103,086
                                                                   ----------
EXPENSES:
  Investment advisory fees                                            135,506
  Fund administration and accounting fees                              70,815
  Professional fees                                                    49,363
  Shareholder servicing fees and expenses                              44,240
  Reports to shareholders                                               7,249
  Federal and state registration fees                                  14,671
  Amortization of organizational expenses                               8,800
  Directors' fees                                                       2,006
  Custody fees                                                          4,991
  12b-1 fees -- Class A                                                17,916
  12b-1 fees -- Class C                                                 1,382
  Service fees -- Class C                                               4,147
  Other                                                                 1,781
                                                                   ----------
  Total expenses before waiver                                        362,867
  Less:  Waiver of expenses by Adviser                               (102,836)
                                                                   ----------
  Net expenses                                                        260,031
                                                                   ----------
NET INVESTMENT (LOSS)                                                (156,945)
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments                                     44,069
  Change in unrealized appreciation on investments                 (1,452,588)
                                                                   ----------
  Net loss on investments                                          (1,408,519)
                                                                   ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(1,565,464)
                                                                   ----------
                                                                   ----------

                     See Notes to the Financial Statements.

OAK RIDGE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED           YEAR ENDED
                                                        NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                        -----------------    -----------------

OPERATIONS:
  Net investment (loss)                                     $ (156,945)          $ (130,974)
  Net realized gain on investments                              44,069              895,701
  Change in unrealized appreciation on investments          (1,452,588)           1,610,223
                                                            ----------           ----------
  Net increase (decrease) in net assets
    resulting from operations                               (1,565,464)           2,374,950
                                                            ----------           ----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                5,962,931            2,932,978
  Shares issued to holders in reinvestment of dividends        744,988              476,916
  Shares redeemed                                           (1,994,697)            (907,674)
                                                            ----------           ----------
  Net increase                                               4,713,222            2,502,220
                                                            ----------           ----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net realized gains                                     (748,752)            (508,673)
                                                            ----------           ----------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net realized gains                                      (21,346)                  --
                                                            ----------           ----------
TOTAL INCREASE IN NET ASSETS                                 2,377,660            4,368,497
NET ASSETS:
  Beginning of year                                         12,093,569            7,725,072
                                                            ----------           ----------
  End of year                                              $14,471,229          $12,093,569
                                                            ----------           ----------
                                                            ----------           ----------

                     See Notes to the Financial Statements.

OAK RIDGE GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                        NINE                                  JAN. 3, '94(1)<F3>
                          YEAR ENDED    YEAR ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED     YEAR ENDED          TO
                          NOV.30,'98    NOV.30,'98    NOV.30,'97  NOV.30,'97(2)<F4> NOV.30,'96     NOV.30,'95     NOV.30,'94
                          ----------    ----------    ----------  ----------------  ----------     ----------    ------------
                           CLASS A       CLASS C       CLASS A        CLASS C        CLASS A        CLASS A         CLASS A
                            -------      -------       -------        -------        -------         -------        -------
Per share data:
Net asset value,
 beginning of period        $19.84        $19.75         $16.57        $15.91         $14.32         $10.48         $10.00
Income from investment
 operations:
Net investment (loss)        (0.18)(3)<F5> (0.34)(4)<F6>  (0.22)(3)<F5> (0.13)(3)<F5>  (0.16)(3)<F5>  (0.13)(3)<F5>  (0.07)(3)<F5>
Net realized and unrealized
 gains (losses)
 on investments              (1.67)        (1.61)          4.58          3.97           3.01           4.00           0.55
                            -------      -------        -------       -------        -------         -------        -------
Total from investment
  operations                 (1.85)        (1.95)          4.36          3.84           2.85           3.87           0.48
                            -------      -------        -------       -------        -------         -------        -------
Less distributions:
Distributions from
  capital gains              (1.26)        (1.26)         (1.09)            --          (0.60)         (0.03)            --
                            -------      -------        -------        -------        -------        -------        -------
Net asset value,
  end of period              $16.73       $16.54         $19.84         $19.75         $16.57         $14.32         $10.48
                            -------      -------        -------        -------        -------        -------        -------
                            -------      -------        -------        -------        -------        -------        -------
Total Return                 (9.8)%(6)<F8>(10.4)%         28.0%(6)<F8>   24.1%(5)<F7>   20.9%(6)<F8>   37.0%           4.8%(5)<F7>
Supplemental data
  and ratios:
Net assets,
  end of period         $13,215,299   $1,255,930    $11,758,733       $334,836     $7,725,072     $4,182,246     $2,708,546
Ratio of expenses to
  average net assets:
Before expense waiver         2.7%         3.4%            2.9%           3.6%(7)<F9>    3.5%           6.5%           9.0%(7)<F9>
After expense waiver          1.9%         2.6%            2.0%           2.8%(7)<F9>    2.0%           2.0%           2.0%(7)<F9>
Ratio of net investment (loss)
  to average net assets:
Before expense waiver        (1.9)%       (2.6)%         (2.2)%        (3.0)%(7)<F9>   (2.7)%         (5.8)%         (8.1)%(7)<F9>
After expense waiver         (1.1)%       (1.9)%         (1.3)%        (2.2)%(7)<F9>   (1.2)%         (1.3)%         (1.1)%(7)<F9>
Portfolio turnover rate(8)<F10> 57%          57%            55%            55%            71%           109%            80%

(1)<F3>   Commencement of operations.
(2)<F4>   Effective March 1, 1997, the Fund offered a second class of shares, Class C.
(3)<F5>   Net investment (loss) per share is calculated using the ending balance of undistributed net investment (loss) prior to consideration of adjustments for permanent book and tax differences.
(4)<F6>   Net investment (loss) per share represents net investment (loss) divided by the average shares outstanding throughout the year.
(5)<F7>   Not annualized.
(6)<F8>   Effective January 1, 1996 the Fund instituted a maximum 4.25% front end sales load on Class A shares.  The total return calculation does not reflect the 4.25% front end sales load.
(7)<F9>   Annualized.
(8)<F10>  Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements.

OAK RIDGE GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 1998

1. ORGANIZATION

Oak Ridge Funds, Inc. (the "Corporation") was incorporated on October 15, 1993 as a Maryland corporation. The Oak Ridge Growth Fund (the "Fund") is a series of the Corporation and is registered as an open-end diversified management investment company under the Investment Company Act of 1940 ("1940 Act"). The Fund's investment objective is capital appreciation. Oak Ridge Investments, LLC (the "Adviser") is the Fund's investment adviser. The Fund commenced operations on January 3, 1994.

Costs incurred in connection with the organization, initial registration and public offering of shares aggregated $44,002. These costs are being amortized over a period of not more than five years from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholders or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The Fund has issued two classes of shares: Class A and Class C. The Class A shares are subject to a 0.25% distribution fee pursuant to Rule 12b-1 and an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4.25% of the offering price or 4.44% of the net asset value. The Class C shares are subject to a shareholder servicing fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Each class of shares of the Fund has identical rights and privileges except that each class bears differing expenses and exclusive voting rights on matters pertaining to the distribution plan for that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation -- Common stocks and other equity-type securities are valued at the last sales price on a national securities exchange or Nasdaq on which securities are primarily traded; provided, however, securities traded on an exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on an exchange or Nasdaq, are valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

b) Federal Income Taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Distribution to Shareholders -- The Fund pays dividends of net investment income annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. The Fund's basis in investments is the same for income tax and financial reporting purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent differences between the financial reporting and tax basis of the Fund's assets and liabilities be reclassified in the capital accounts.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:
                                                      CLASS A
                                     ------------------------------------------
                                         YEAR ENDED              YEAR ENDED
                                     NOVEMBER 30, 1998       NOVEMBER 30, 1997
                                     ------------------      ------------------
                                     AMOUNT     SHARES       AMOUNT    SHARES
                                     ------     ------       ------    ------
   Shares sold                     $4,911,232   272,175    $2,578,553  144,595
   Shares issued to holders in
     reinvestment of dividends        723,642    40,038       476,916   30,262
   Shares redeemed                 (1,952,591) (114,855)     (865,801) (48,465)
                                   ----------  --------    ---------- --------
         Net increase              $3,682,283   197,358    $2,189,668  126,392
                                   ----------  --------    ---------- --------
                                   ----------  --------    ---------- --------

                                                      CLASS C
                                     ------------------------------------------
                                         YEAR ENDED              YEAR ENDED
                                     NOVEMBER 30, 1998       NOVEMBER 30, 1997
                                     ------------------      ------------------
                                     AMOUNT     SHARES       AMOUNT    SHARES
                                     ------     ------       ------    ------
   Shares sold                     $1,051,699    59,962      $354,425   18,955
   Shares issued to holders in
     reinvestment of dividends         21,346     1,187            --       --
   Shares redeemed                    (42,106)   (2,189)      (41,873)  (1,999)
                                   ----------  --------    ---------- --------
         Net increase              $1,030,939    58,960      $312,552   16,956
                                   ----------  --------    ---------- --------
                                   ----------  --------    ---------- --------

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% on average daily net assets.

For the fiscal year ending November 30, 1998, the Adviser voluntarily waived its management fee to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) for (i) Class A shares did not exceed 2.00% of the class' average daily net assets and (ii) Class C shares did not exceed 2.75% of the class' average daily net assets.

For the year ended November 30, 1998, the Fund paid Oak Ridge Investments, Inc. (the "Distributor") $14,767 of brokerage commissions. The Fund was advised that the Distributor also received front-end sales charges on Class A shares of $19,757 for the year ended November 30, 1998.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 1998 were $11,850,545 and $7,226,430, respectively. There were no purchases or sales of long-term U.S. Government securities.

At November 30, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

  Appreciation                                                   $2,524,792
  (Depreciation)                                                   (822,033)
                                                                -----------
  Net unrealized appreciation on investments                     $1,702,759
                                                                -----------
                                                                -----------

At November 30, 1998, the cost of investments for federal income tax purposes was $13,252,028.

6. DISTRIBUTION PLAN

The Fund has adopted a plan of distribution for each class of shares (the "Class A Plan" and the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and/or service fees are paid. Under the Class A Plan, the Fund is required to pay the Distributor a distribution fee of up to 0.25% of the average daily net assets of the Fund attributable to the Class A shares computed on an annual basis, for the promotion and distribution of the Class A shares. The Class C Plan requires the Fund to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis, and (ii) a service fee for personal services provided to shareholder accounts of up to 0.25% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis. Distribution fees incurred by Class A shares for the year ended November 30, 1998 were $17,916. Distribution and service fees incurred by Class C shares for the year ended November 30, 1998 were $4,147 and $1,382, respectively.

7. DISTRIBUTION

On December 15, 1998, a distribution of $0.03500 per share (entirely applicable to long-term capital gains), aggregating $27,994 and $2,833 for Class A and Class C, respectively, was paid to the shareholders of record on December 14, 1998.


OAK RIDGE GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Oak Ridge Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oak Ridge Funds, Inc. (comprised of the Oak Ridge Growth Fund, the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     /s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 29, 1998

                               TABLE OF CONTENTS
                                                             Page
                                                             ----
Letter to Shareholders                                          1
Schedule of Investments                                         3
Statement of Assets and Liabilities                             5
Statement of Operations                                         6
Statement of Changes in Net Assets                              7
Financial Highlights                                            8
Notes to the Financial Statements                               9
Report of Independent Accountants                              13

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.